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                                                                    EXHIBIT 99.1

                               [KPMG LETTERHEAD]

March 3, 2003

Mr. William Brooks
Chief Executive Officer
United American Healthcare Corporation
300 River Place, Suite 4700
Detroit, Michigan 48207

Dear Mr. Brooks:

This is to confirm that the client-auditor relationship between United American Healthcare Corporation (Commission File Number 000-18839) and KPMG LLP has ceased.

Very truly yours,

/s/ KPMG LLP

cc:  Chief Accountant
     Securities and Exchange Commission